Exhibit 99.1

A REVOLUTION IN CELL THERAPY Opexa Therapeutics, Inc. December 14, 2011 Neil Warma President & CEO

Forward-Looking Statements This presentation contains forward-looking statements which are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  The forward-looking statements in this presentation do not constitute guarantees of future performance.  Investors are cautioned that statements in this presentation which are not strictly historical statements, including, without limitation, statements regarding the Company’s clinical development plans for Tovaxin, constitute forward-looking statements. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated, including, without limitation, risks associated with the Company’s capital position, the ability of the Company to enter into and benefit from a partnering arrangement for the Company’s product candidate, Tovaxin, on reasonably satisfactory terms (if at all), and our dependence (if partnered) on the resources and abilities of any partner for the further development of Tovaxin, our ability to compete with larger, better financed pharmaceutical and biotechnology companies, new approaches to the treatment of our targeted diseases, our expectation of incurring continued losses, our uncertainty of developing a marketable product, our ability to raise additional capital to continue our treatment development program and to undertake and complete any further clinical studies for Tovaxin, the success of our clinical trials, the efficacy of Tovaxin for any particular indication, such as for relapsing remitting MS or secondary progressive MS, our ability to develop and commercialize products, our ability to obtain required regulatory approvals, our compliance with all Food and Drug Administration regulations, our ability to obtain, maintain and protect intellectual property rights (including for Tovaxin), the risk of litigation regarding our intellectual property rights, our limited manufacturing capabilities, our dependence on third-party manufacturers, our ability to hire and retain skilled personnel, our volatile stock price, and other risks detailed in our filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this presentation. We assume no obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any changes in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. You should, however, review additional disclosures we make in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the SEC. 2

Opexa Highlights Proprietary T-cell technology platform allows for the production of patient-specific T-cell therapies for a variety of autoimmune diseases Lead program, Tovaxin®, a personalized cellular immunotherapy for the first-line treatment of multiple sclerosis (MS) Fast Track designation granted November 2011 by FDA for Tovaxin for treatment of Secondary Progressive Multiple Sclerosis (SPMS) In-house cGMP manufacturing enables close control of process and COGS 3

Opexa’s Focus: Filling the Void in SPMS Treatment 4 Over 1 million people affected by SPMS worldwide……only ONE FDA approved product for SPMS SPMS Opexa’sTOVAXIN®(projected) Novantrone Limited use due to Black Box warning added to Novantrone’s prescribing information by the FDA in April 2005 Treating SPMS with a Safe and Effective Therapy

Tovaxin 5 A personalized autologous T-cell immunotherapy, consisting of attenuated, patient-specific myelin reactive T-cells (MRTCs) against peptides of the three  primary myelin proteins Proposed Mechanism The subcutaneous injection of a therapeutic dose (30-45 million cells) of Tovaxin stimulates the body’s immune system to recognize the bolus of injected cells as a peripheral source of ‘over  represented’ MRTC , resulting in the induction of an opposing dominant negative ‘regulatory T-cell’ response: Selective targeting by immune cells to down-regulate and eliminate similar myelin reactive T-cells within the CNS An up-regulation of important regulatory cells (Foxp3+ and Tr1 cells) to reduce inflammation and provide possible neuroprotection

MRTCs’ Role in Multiple Sclerosis 6 MRTCs cross the Blood Brain Barrier (BBB) into the central nervous system (CNS) from the periphery and bind to specific antigen presenting cells (APC) Macrophages and microglial cells release OPN, IL-12/23, accompanied by T-cell dependent secretion of IFN-, IL-17 and tumor-necrosis factor alpha (TNFa) Result Destruction of the myelin sheath T-cells that clonally accumulate in the lesion are driven by defined protein antigens Antigen MRTC Opexa’s Strategy Identify which specific antigens within each individual patient may be targeted by the immune response

Tovaxin Manufacturing 7 Expansion of antigen specific T-cells Cryopreservation Formulation/Irradiation of each dose as required Epitope profiling Administration: 5 subcutaneous injections/year Manufacturing and QC Dispensation 35 days Epitope Profiling 1 day 14 days - Red Cross- Blood Group Alliance

8 Year 2 Year 3 Proprietary Assay Enables Annual Personalized Treatments Year 1 Conduct analysis of 109 peptides from all three key myelin proteins (MBP, MOG, PLP)  Re-assess epitope profile annually to identify epitope drift Develop new formulation based on evolved epitope profile

Overview of Tovaxin Clinical Development 9 Five clinical trials have been conducted (in RRMS and SPMS patients) 356 patients enrolled 182 treated with Tovaxin Safety demonstrated and clinical efficacy promising across broad spectrum of patients for relapsing and progressive MS Patients Endpoints Phase I/II trial 10 EDSS ARR Patients Endpoints Phase IIb 150 MRI (lesion #) ARR [Phase IIb [50] EDSS Baylor Trial 26 EDSS ARR Subpopulation (ARR>1)] 5 Atrophy ARR Phase I/II Dose Range study 12 ARR EDSS Phase I/II Extension study 12 ARR EDSS

Complete Phase IIb Patient Population (n=150) Safety: ITT 10 Deaths  No deaths occurred Serious Adverse Events There were no SAEs (SAEs) related to Tovaxin treatment Most common adverse events Mild to moderate injection site reaction only

Tovaxin RRMS Clinical Data Overview Completed Phase IIb clinical trial in 150 RRMS patients; 33 sites in U.S. mITT population (n=142) 37% reduction in ARR vs. placebo ARR 0.214 vs. 0.339 77% relapse free in Tovaxin group Superior safety and promising efficacy demonstrated Two End-of-Phase II meetings with FDA successfully completed  11

Tovaxin RRMS Prospective Study Sub-population of patients (n=50) with more progressed/active disease profile (baseline ARR >1) most closely mirrors SPMS patients 73% relapse free Significant improvement in disability (p=0.05) 56% reduction in ARR 88% reduction in whole-brain atrophy 12 56% Data Provide Support for Phase IIb Program in SPMS 0.70 0.60 0.50 0.40 0.30 0.20 0.10 0.00 0 -0.05 -0.1 -0.15 -0.2 -0.25 -0.3 -0.35 Percent Brain Volume Change at Week 52 Tovaxin Placebo Tovaxin (n = 32) Placebo (n = 18) Volume Change (%) Data Provide Support for Phase IIb Program in SPMS 88%  ARR (relpase/year) -0.04 -0.32 0.28 0.63

36 patients treated in three clinical trials Promising efficacy observed Disease stabilization in 80% of patients at two years Significant reduction in relapse rates Well-tolerated, no SAEs  13  Secondary Progressive MS: Clinical Overview

Tovaxin Stabilizes Disease in SPMS A small percentage of patients showed an improvement (i.e. decrease in progression) Historical control:  ESIMS Study, published Hommes Lancet 2004  * ** 14 80% of subjects had no disease progression by EDSS at 2 years Tovaxin Stabilizes Disease in SPMS 80% of subjects had no disease progression by EDSS at 2 years 80% 80% 100% Stabilization vs. * 60% of Patients Stable Progressed Historical Progression % 40% 40% Percentage o 20% 0% 20% *A small percentage of patients showed an improvement (i.e. decrease in progression) **Historical control: ESIMS Study, published Hommes Lancet 2004 Tovaxin (n = 35) Historical Disease Progression **

Phase I/II Clinical Trial Results Annualized Relapse Rate (ARR) 15 Number of Relapses (ARR) Patients (n=10) followed for 7,955 cumulative days (21.8 patient years) Only 1 patient experienced 1 relapse One relapse observed in 21 years of cumulative patient follow up 0.50 0.60 Patients (n=10) followed for 7,955 cumulative days (21.8 patient years) Only 1 patient experienced 1 relapse Relapses (AR 0.30 0.40 Number of 0.10 0.20 0.00 Baseline 12 Months 24 Months

Phase I/II Clinical Trial Results Change in MSIS Scores at 2 years 16 Following two years of treatment, no worsening of physical condition and improvement in psychological condition 4.0% 12 Month (n=10) 18-24 Month (n=7) 0.9% 1.2% 2.1% 2.0% 0.0% Physical Psychological -4.0% -2.0% Negative percentage change indicates improvement -5.1% -6.0% from baseline

Overview of Tovaxin Clinical Development 17 Clinical Status: Five clinical trials completed with Tovaxin in 356 patients, many with multiple years of treatment Efficacy: Data shows reduction in Annualized Relapse Rate (ARR), slowing disease progressionSafety & Tolerability: No SAEs observed to date related to Tovaxin treatment

SPMS Phase IIb Trial Design Double-blind, 1:1 randomized, placebo-controlled 180 Patients SPMS population Up to 30 sites in USA and Canada Efficacy Endpoints Sustained progression measured by EDSS Whole-brain atrophy T2 lesions progressing to hypointense lesions (black holes) Change in EDSS (disability) Annualized Relapse Rate (ARR) 2 years of treatment and assessment Initiation 1H’2012, subject to securing necessary resources; Completion 2H’2014 18

Milestones and Goals Secured $8.5 million financing to advance clinical trials (Q1’11 ) Presented Tovaxin Phase IIb data at the American Academy of Neurology (AAN)  Meeting (Q2’11 ) Executed strategic agreements with the American Red Cross and the Blood Group Alliance, Inc. (Q2’11 ) Initiated the design and development of a proprietary Web-based system to manage patient and product flow throughout future clinical trials (Q2’11 ) Furthered discussions with Health Canada’s Biologics and Genetics Therapies Directorate to secure approval for future clinical trial development in Canada (Q3’11 ) FDA Fast Track approval for Tovaxin in SPMS (Q4’11 ) Secure resources to advance clinical development and initiate 24-month Phase IIb SPMS clinical trial in North America Initiate discussions with European Medicines Agency (EMA) for future pivotal studies Evaluate expansion of platform to other autoimmune indications and geographical territories 19

Financial Highlights Basic Shares Outstanding 23 M Fully Diluted 35 M Current Market Capitalization ~$30 M  52 week range $1.01-$2.99  Monthly Burn $470,000 Cash Position (9/30/11) $8.6 M 20

Thank You A REVOLUTION IN CELL THERAPY